AXP(R)
                                                                          Global
                                                                     Growth Fund

                                                              2001 ANNUAL REPORT
                                                           (PROSPECTUS ENCLOSED)

American
  Express(R)
Funds

(icon of) compass

AXP Global Growth Fund seeks to provide shareholders with long-term capital growth.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

It's a Big World  After All

No one needs to be told that the world is changing rapidly. For example, some years ago U.S. stocks accounted for about two-thirds of the total value of stocks worldwide. Today, that figure is down to about one-third, as many foreign stock markets have enjoyed explosive growth. AXP Global Growth Fund seeks to take advantage of that trend by investing in companies throughout the world, not just the United States. For the most part, these are foreign companies involved in essential businesses such as infrastructure creation, finance and environmental clean-up. As they prosper, AXP Global Growth Fund offers investors the potential to prosper along with them.

Table of Contents

2001 ANNUAL REPORT

The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                                                      3

From the Portfolio Manager                                             3

Fund Facts                                                             5

The 10 Largest Holdings                                                6

Making the Most of the Fund                                            7

The Fund's Long-term Performance                                       8

Board Members and Officers                                             9

Independent Auditors' Report (Fund)                                    11

Financial Statements (Fund)                                            12

Notes to Financial Statements (Fund)                                   15

Independent Auditors' Report (Portfolio)                               21

Financial Statements (Portfolio)                                       22

Notes to Financial Statements (Portfolio)                              24

Investments in Securities                                              27

Federal Income Tax Information                                         30

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2   AXP GLOBAL GROWTH FUND -- ANNUAL REPORT

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

For most of us investors, the past several months proved to be an extremely trying time. More recently, the events of this past September and the prospect of what may follow have added to our collective concern.

While nothing can change what has happened, we can control how we respond. In broad terms, I would strongly advise that you keep a focus on your long-term financial goals and not let specific events dictate your investment decisions. Ultimately, it is where you finish, not where you are at the moment, that matters most. Your financial advisor plays an essential role in this process, so please let him or her help you by reviewing your situation and plotting the proper investment course.

As I have indicated in the past, the role our Board plays in your financial future is to monitor and confirm that each American Express mutual fund meets its investment objective and that its management style stays on target. We want each fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes in its investment management capability, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board,

Arne H. Carlson

(picture of) Richard A. Leadem
Richard A. Leadem
Portfolio manager

From the Portfolio Manager

Growth stocks around the world slumped during the past 12 months, as a weakening global economy and deteriorating corporate profits took a substantial toll on share prices. For AXP Global Growth Fund, the result was a loss of 34.83% (excluding the sales charge) for Class A shares during the fiscal year -- November 2000 through October 2001. This compares with a loss of 25.15% for the Morgan Stanley Capital International All Country World Free Index, an unmanaged group of stocks used to measure the performance of mutual funds such as this.

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3   AXP GLOBAL GROWTH FUND -- ANNUAL REPORT

Stocks had already begun to slide when the period began, as indications of a slowdown in economic growth in the U.S. also cast a cloud over the economies of the major European markets. In such an environment, investors reasoned, corporate profits would soon suffer a similar fate. That, in turn, would make it increasingly difficult to justify the still-high prices on many growth stocks. As it turned out, that gloomy scenario played out as many feared and plagued stocks on both sides of the Atlantic for almost the entire fiscal year.

TECH TROUBLES
While virtually all sectors came under pressure, technology-related growth stocks clearly suffered the most, as declines of 50% to 90% were common. Although the Fund avoided the worst of technology's blow-ups, its performance was nonetheless sharply penalized by its tech holdings. The fundamental problem for the Fund stemmed from my misjudgment of the global economy, which I expected to pick up before the end of 2000, allowing tech stocks to move higher in anticipation of that possibility. When the economic outlook failed to improve by early summer -- in fact, it worsened -- the stocks slid further. As that occurred, I substantially cut back on tech, but most of the damage had already been done.

Concurrently, I shifted the portfolio to a more defensive position, adding to pharmaceutical and consumer staple stocks, and maintaining an above-average exposure to financial services and holding a higher level of cash reserves. That strategy proved worthwhile, but it couldn't pull the portfolio out of the hole it was mired in.

On a regional basis, U.S. investments ranged between 50% and 60% of the portfolio. Holdings in Europe (specifically, the United Kingdom, France, Germany, Switzerland and Italy) ranged between 15% and 25%, and were additionally diluted by a drop in the value of the euro verses the dollar. Japanese investments, which comprised less than 10%, provided a bit of a boost thanks to the fortunate timing of an increase in exposure to that market last summer.

Among other portfolio changes, I resumed a more aggressive position after the events of September 11, as I was drawn to unusually low prices on a number of attractive stocks in the technology, retailing and media sectors. That move paid off during the final weeks of the period, as those stocks staged a strong rally. While I don't expect that strength to be maintained throughout the new fiscal year, I do think a gradually improving global economy will set the stage for a more productive period. The U.S. seems likely to respond first, which is why it continues to make up the biggest area of investment, followed by Europe. Japan appears unpromising over the near term, and continues to comprise only a modest portion of the portfolio.

Richard A. Leadem

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4   AXP GLOBAL GROWTH FUND -- ANNUAL REPORT

Fund Facts

Class A -- 12-month performance
(All figures per share)

Net asset value (NAV)
Oct. 31, 2001                                                         $4.69
Oct. 31, 2000                                                         $8.74
Decrease                                                              $4.05

Distributions -- Nov. 1, 2000 - Oct. 31, 2001
From income                                                           $0.10
From long-term capital gains                                          $1.26
Total distributions                                                   $1.36
Total return*                                                       -34.83%

Class B -- 12-month performance
(All figures per share)

Net asset value (NAV)
Oct. 31, 2001                                                         $4.53
Oct. 31, 2000                                                         $8.53
Decrease                                                              $4.00

Distributions -- Nov. 1, 2000 - Oct. 31, 2001
From income                                                           $0.08
From long-term capital gains                                          $1.26
Total distributions                                                   $1.34
Total return*                                                       -35.38%

Class C -- 12-month performance
(All figures per share)

Net asset value (NAV)
Oct. 31, 2001                                                         $4.52
Oct. 31, 2000                                                         $8.54
Decrease                                                              $4.02

Distributions -- Nov. 1, 2000 - Oct. 31, 2001
From income                                                           $0.10
From long-term capital gains                                          $1.26
Total distributions                                                   $1.36
Total return*                                                       -35.37%

Class Y -- 12-month performance
(All figures per share)

Net asset value (NAV)
Oct. 31, 2001                                                         $4.70
Oct. 31, 2000                                                         $8.76
Decrease                                                              $4.06

Distributions -- Nov. 1, 2000 - Oct. 31, 2001
From income                                                           $0.11
From long-term capital gains                                          $1.26
Total distributions                                                   $1.37
Total return*                                                       -34.78%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

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5   AXP GLOBAL GROWTH FUND -- ANNUAL REPORT

The 10 Largest Holdings
                                             Percent               Value
                                         (of net assets)   (as of Oct. 31, 2001)
Microsoft (United States)                     4.4%               $45,248,725
Pfizer (United States)                        3.6                 37,604,831
Intl Business Machines (United States)        3.6                 37,327,378
Abbott Laboratories (United States)           3.1                 31,713,828
American Home Products (United States)        3.1                 31,639,643
Citigroup (United States)                     2.9                 29,876,278
General Electric (United States)              2.7                 28,192,263
Tyco Intl (Bermuda)                           2.7                 27,695,304
GlaxoSmithKline (United Kingdom)              2.5                 25,797,106
Kraft Foods Cl A (United States)              2.4                 25,072,875

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(picture of) pie chart

The 10 holdings listed here make up 31.0% of net assets

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6   AXP GLOBAL GROWTH FUND -- ANNUAL REPORT

Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10
$ 5         $8   $6   $4   $4   $7

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
                 $100 invested per month. Total invested: $600.

* Shares purchased is determined by dividing the amount invested per month by the current share price.

THREE WAYS TO BENEFIT FROM A MUTUAL FUND:
o  your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceed losses
o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

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7   AXP GLOBAL GROWTH FUND -- ANNUAL REPORT

The Fund's Long-term Performance

                Value of your $10,000 in AXP Global Growth Fund
(line chart)

$40,000


$30,000


$20,000                         Lipper Global Funds Index
                                                                        $15,103
                                                              AXP Global Growth
   $9,425       MSCI All Country                                   Fund Class A
                World Free Index

Average Annual Total Returns (as of Oct. 31, 2001)

                        1 year   5 years  10 years  Since inception
AXP Global Growth Fund
   Class A              -38.58%   -0.24%    +4.21%         N/A
   Class B              -37.50%   +0.03%       N/A       +3.42%*
   Class C              -35.90%      N/A       N/A       -33.52%**
   Class Y              -34.78%   +1.07%       N/A       +4.37%*

  *Inception date was March 20, 1995.
 **Inception date was June 26, 2000.

Assumes: Holding period from 11/1/91 to 10/31/01. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund has a value of $6,696. Also see "Past Performance" in the Fund's current prospectus.

On the graph above you can see how the Fund's total return compared to two widely cited unmanaged performance indexes, the Morgan Stanley Capital International (MSCI) All Country World Free Index and the Lipper Global Funds Index. In comparing AXP Global Growth Fund (Class A) to the two indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indexes.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the maximum applicable sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Morgan Stanley Capital International (MSCI) All Country World Free Index, an unmanaged index, is compiled from a composite of securities markets of 47 countries, including Canada, the United States and 26 emerging market countries. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Global Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

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8   AXP GLOBAL GROWTH FUND -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 72 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                        Position       Principal           Other
address,                     held with      occupations         directorships
age                          Registrant     during past five
                             and length     years
                             of service
---------------------------- -------------- ------------------- -------------------
H. Brewster Atwater, Jr.     Board member   Retired chair and
4900 IDS Tower               since 1996     chief executive
Minneapolis, MN 55402                       officer, General
Born in 1931                                Mills, Inc.
                                            (consumer foods)
---------------------------- -------------- ------------------- -------------------
Arne H. Carlson              Chair of the   Chair, Board
901 S. Marquette Ave.        Board since    Services
Minneapolis,                 1999           Corporation
MN 55402                                    (provides
Born in 1934                                administrative
                                            services to
                                            boards), former
                                            Governor of
                                            Minnesota
---------------------------- -------------- ------------------- -------------------
Lynne V. Cheney              Board member   Distinguished       The Reader's
American Enterprise          since 1994     Fellow, AEI         Digest
Institute for Public                                            Association Inc.
Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C.
20036
Born in 1941
---------------------------- -------------- ------------------- -------------------
Livio D. DeSimone            Board member   Retired chair of    Cargill,
30 Seventh Street East       since 2001     the board and       Incorporated
Suite 3050                                  chief executive     (commodity
St. Paul, MN 55101-4901                     officer,            merchants and
Born in 1936                                Minnesota Mining    processors),
                                            and Manufacturing   Target
                                            (3M)                Corporation
                                                                (department
                                                                stores), General
                                                                Mills, Inc.
                                                                (consumer foods),
                                                                Vulcan Materials
                                                                Company
                                                                (construction
                                                                materials/chemicals)
                                                                and Milliken &
                                                                Company (textiles
                                                                and chemicals)
---------------------------- -------------- ------------------- -------------------
Ira D. Hall                  Board member   Treasurer, Texaco
Texaco, Inc.                 since 2001     Inc. since 1998.
2000 Westchester Avenue                     Prior to that,
White Plains, NY 10650                      director,
Born in 1944                                International
                                            Operations IBM
                                            Corp.
---------------------------- -------------- ------------------- -------------------
Heinz F. Hutter              Board          Retired president
P.O. Box 2187                member         and chief
Minneapolis, MN              since 1994     operating
55402                                       officer, Cargill,
Born in 1929                                Incorporated
                                            (commodity
                                            merchants and
                                            processors)
---------------------------- -------------- ------------------- -------------------
Anne P. Jones                Board member   Attorney and        Motorola, Inc.
5716 Bent Branch Rd.         since 1985     consultant          (electronics)
Bethesda, MD 20816
Born in 1935
---------------------------- -------------- ------------------- -------------------
William R. Pearce            Board          RII Weyerhaeuser
2050 One Financial Plaza     member         World Timberfund,
Minneapolis, MN 55402        since 1980     L.P. (develops
Born in 1927                                timber resources)
                                            - management
                                            committee; former
                                            chair, American
                                            Express Funds
---------------------------- -------------- ------------------- -------------------

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9   AXP GLOBAL GROWTH FUND -- ANNUAL REPORT

Independent Board Members (continued)

Name,                        Position       Principal           Other
address,                     held with      occupations         directorships
age                          Registrant     during past five
                             and length     years
                             of service
---------------------------- -------------- ------------------- -------------------
Alan K. Simpson              Board member   Former three-term   Biogen, Inc.
1201 Sunshine Ave.           since 1997     United States       (bio-pharmaceuticals)
Cody, WY 82414                              Senator for
Born in 1931                                Wyoming
---------------------------- -------------- ------------------- -------------------
C. Angus Wurtele             Board          Retired chair of    Bemis Corporation
|4900 IDS Tower              member         the board and       (packaging)
Minneapolis, MN 55402        since 1994     chief executive
Born in 1934                                officer,  The
                                            Valspar
                                            Corporation
---------------------------- -------------- ------------------- -------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name,                        Position       Principal           Other directorships
address,                     held with      occupations
age                          Registrant     during past five
                             and length     years
                             of service
---------------------------- -------------- ------------------- --------------------
David R. Hubers              Board          Retired chief       Chronimed Inc.
50643 AXP Financial Center   member         executive officer   (specialty
Minneapolis, MN 55474        since 1993     and director of     pharmaceutical
Born in 1943                                AEFC                distribution), RTW
                                                                Inc. (manages
                                                                workers
                                                                compensation
                                                                programs), Lawson
                                                                Software, Inc.
                                                                (technology based
                                                                business
                                                                applications)
---------------------------- -------------- ------------------- --------------------
John R. Thomas               Board          Senior vice
50652 AXP Financial Center   member         president -
Minneapolis, MN 55474        since 1987,    information and
Born in 1937                 president      technology of
                             since 1997     AEFC
---------------------------- -------------- ------------------- --------------------

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, the Fund's other officers are:

Other Officers

Name,                        Position       Principal           Other directorships
address,                     held with      occupations
age                          Registrant     during past five
                             and length     years
                             of service
---------------------------- -------------- ------------------- --------------------
John M. Knight               Treasurer      Vice president -
50005 AXP Financial Center   since 1999     investment
Minneapolis, MN 55474                       accounting of
Born in 1952                                AEFC
---------------------------- -------------- ------------------- --------------------
Leslie L. Ogg                Vice           President of
901 S. Marquette Ave.        president,     Board Services
Minneapolis, MN 55402        general        Corporation
Born in 1938                 counsel and
                             secretary
                             since 1978
---------------------------- -------------- ------------------- --------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

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10   AXP GLOBAL GROWTH FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP GLOBAL SERIES, INC.
We have audited the accompanying statement of assets and liabilities of AXP Global Growth Fund (a series of AXP Global Series, Inc.) as of October 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2001, and the financial highlights for each of the years in the five-year period ended October 31, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Global Growth Fund as of October 31, 2001, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP

Minneapolis, Minnesota

December 7, 2001

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11   AXP GLOBAL GROWTH FUND -- ANNUAL REPORT

Financial Statements
Statement of assets and liabilities
AXP Global Growth Fund

Oct. 31, 2001
Assets
Investment in World Growth Portfolio (Note 1)                                               $1,035,591,581
Capital shares receivable                                                                           12,897
                                                                                                    ------
Total assets                                                                                 1,035,604,478
                                                                                             -------------
Liabilities
Accrued distribution fee                                                                            13,608
Accrued service fee                                                                                     33
Accrued transfer agency fee                                                                          8,770
Accrued administrative services fee                                                                  1,496
Other accrued expenses                                                                              97,612
                                                                                                    ------
Total liabilities                                                                                  121,519
                                                                                                   -------
Net assets applicable to outstanding capital stock                                          $1,035,482,959
                                                                                            ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                    $    2,231,768
Additional paid-in capital                                                                   1,636,915,381
Accumulated net realized gain (loss) (Note 7)                                                 (515,102,025)
Unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                        (88,562,165)
                                                                                               -----------
Total -- representing net assets applicable to outstanding capital stock                    $1,035,482,959
                                                                                            ==============
Net assets applicable to outstanding shares:               Class A                          $  713,565,853
                                                           Class B                          $  308,918,269
                                                           Class C                          $    1,180,756
                                                           Class Y                          $   11,818,081
Net asset value per share of outstanding capital stock:    Class A shares     152,232,208   $         4.69
                                                           Class B shares      68,169,338   $         4.53
                                                           Class C shares         261,312   $         4.52
                                                           Class Y shares       2,513,975   $         4.70
                                                                                ---------   --------------

See accompanying notes to financial statements.

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12   AXP GLOBAL GROWTH FUND -- ANNUAL REPORT

Statement of operations
AXP Global Growth Fund

Year ended Oct. 31, 2001
Investment income
Income:
Dividends                                                                                    $  20,301,628
Interest                                                                                         3,389,394
     Less foreign taxes withheld                                                                (1,000,453)
                                                                                                ----------
Total income                                                                                    22,690,569
                                                                                                ----------
Expenses (Note 2):
Expenses allocated from World Growth Portfolio                                                   8,935,797
Distribution fee
     Class A                                                                                     2,493,704
     Class B                                                                                     4,338,397
     Class C                                                                                        11,647
Transfer agency fee                                                                              3,091,309
Incremental transfer agency fee
     Class A                                                                                       235,845
     Class B                                                                                       181,950
     Class C                                                                                           755
Service fee -- Class Y                                                                              14,782
Administrative services fees and expenses                                                          710,917
Compensation of board members                                                                       11,209
Printing and postage                                                                               338,606
Registration fees                                                                                   87,383
Audit fees                                                                                           8,250
Other                                                                                                8,703
                                                                                                     -----
Total expenses                                                                                  20,469,254
     Earnings credits on cash balances (Note 2)                                                    (59,521)
                                                                                                   -------
Total net expenses                                                                              20,409,733
                                                                                                ----------
Investment income (loss) -- net                                                                  2,280,836
                                                                                                 ---------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions                                                                    (498,213,265)
     Foreign currency transactions                                                               1,259,454
                                                                                                 ---------
Net realized gain (loss) on investments                                                       (496,953,811)
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                       (141,573,324)
                                                                                              ------------
Net gain (loss) on investments and foreign currencies                                         (638,527,135)
                                                                                              ------------
Net increase (decrease) in net assets resulting from operations                              $(636,246,299)
                                                                                             =============

See accompanying notes to financial statements.

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13   AXP GLOBAL GROWTH FUND -- ANNUAL REPORT

Statements of changes in net assets
AXP Global Growth Fund

Year ended Oct. 31,                                                                 2001              2000
Operations and distributions
Investment income (loss) -- net                                           $    2,280,836    $   (8,855,567)
Net realized gain (loss) on investments                                     (496,953,811)      291,895,851
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies     (141,573,324)     (220,876,588)
                                                                            ------------      ------------
Net increase (decrease) in net assets resulting from operations             (636,246,299)       62,163,696
                                                                            ------------        ----------
Distributions to shareholders:
     From and in excess of net investment income
         Class A                                                              (3,107,488)       (6,033,123)
         Class B                                                                      --           (18,731)
         Class C                                                                  (2,451)               --
         Class Y                                                                 (68,366)         (156,601)
     From net realized gain
         Class A                                                            (199,861,498)     (130,885,134)
         Class B                                                             (88,918,617)      (50,476,975)
         Class C                                                                (161,091)               --
         Class Y                                                              (3,034,269)       (2,678,427)
                                                                              ----------        ----------
Total distributions                                                         (295,153,780)     (190,248,991)
                                                                            ------------      ------------

Capital share transactions (Note 3)
Proceeds from sales
     Class A shares (Notes 2 and 5)                                          257,787,997       432,687,264
     Class B shares                                                           52,373,694       191,323,295
     Class C shares                                                            1,221,989           972,111
     Class Y shares                                                            5,018,210        15,217,714
Reinvestment of distributions at net asset value
     Class A shares                                                          198,816,392       131,692,852
     Class B shares                                                           87,962,420        50,019,267
     Class C shares                                                              163,542                --
     Class Y shares                                                            3,102,635         2,835,028
Payments for redemptions
     Class A shares                                                         (459,905,870)     (385,483,073)
     Class B shares (Note 2)                                                (124,624,161)      (85,590,573)
     Class C shares (Note 2)                                                    (394,185)          (32,617)
     Class Y shares                                                           (6,265,179)      (24,050,428)
                                                                              ----------       -----------
Increase (decrease) in net assets from capital share transactions             15,257,484       329,590,840
                                                                              ----------       -----------
Total increase (decrease) in net assets                                     (916,142,595)      201,505,545
Net assets at beginning of year                                            1,951,625,554     1,750,120,009
                                                                           -------------     -------------
Net assets at end of year                                                 $1,035,482,959    $1,951,625,554
                                                                          ==============    ==============

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
14   AXP GLOBAL GROWTH FUND -- ANNUAL REPORT

Notes to Financial Statements

AXP Global Growth Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 204 shares of capital stock at $9.81 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o  Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in World Growth Portfolio
The Fund invests all of its assets in World Growth Portfolio (the Portfolio), a series of World Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio seeks to provide shareholders with long-term capital growth by investing primarily in equity securities of companies throughout the world.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Oct. 31, 2001 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the

-------------------------------------------------------------------------------
15   AXP GLOBAL GROWTH FUND -- ANNUAL REPORT
recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $897,469 and accumulated net realized loss has been increased by $8,330,046 resulting in a net reclassification adjustment to increase paid-in capital by $7,432,577.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

2. EXPENSES AND SALES CHARGES
In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00
o  Class B $20.00
o  Class C $19.50
o  Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

-------------------------------------------------------------------------------
16   AXP GLOBAL GROWTH FUND -- ANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,414,033 for Class A, $339,999 for Class B and $702 for Class C for the year ended Oct. 31, 2001.

During the year ended Oct. 31, 2001, the Fund's transfer agency fees were reduced by $59,521 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                             Year ended Oct. 31, 2001
                                             Class A           Class B       Class C      Class Y
Sold                                        43,145,480        8,700,659      201,854      810,172
Issued for reinvested distributions         31,260,466       14,210,406       26,506      487,070
Redeemed                                   (77,333,672)     (22,197,413)     (67,868)  (1,015,293)
                                           -----------      -----------      -------   ----------
Net increase (decrease)                     (2,927,726)         713,652      160,492      281,949
                                            ----------          -------      -------      -------

                                                             Year ended Oct. 31, 2000
                                             Class A           Class B      Class C*      Class Y
Sold                                        44,022,903       19,748,080      104,588    1,543,173
Issued for reinvested distributions         13,174,504        5,092,617           --      283,787
Redeemed                                   (39,266,681)      (8,913,132)      (3,768)  (2,407,176)
                                           -----------       ----------       ------   ----------
Net increase (decrease)                     17,930,726       15,927,565      100,820     (580,216)
                                            ----------       ----------      -------     --------

*Inception date was June 26, 2000.

4. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended Oct. 31, 2001.

-------------------------------------------------------------------------------
17   AXP GLOBAL GROWTH FUND -- ANNUAL REPORT

5. FUND MERGER
As of the close of business on July 14, 2000, AXP Global Growth Fund acquired the assets and assumed the identified liabilities of Strategist World Growth Fund.

The aggregate net assets of AXP Global Growth Fund immediately before the acquisition were $2,262,095,197.

The merger was accomplished by a tax-free exchange of 110,352 shares of Strategist World Growth Fund valued at $1,062,275.

In exchange for the Strategist World Growth Fund shares and net assets, AXP Global Growth Fund issued the following number of shares:

                                             Shares          Net assets
Class A                                      105,321        $1,062,275

Strategist World Growth Fund's net assets at that date consisted of capital stock of $878,612 and unrealized appreciation of $183,663.

6. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Fund's financial position, results of operations or changes in its net assets.

7. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $499,408,551 as of Oct. 31, 2001, that will expire in 2009 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized gains until the available capital loss-carry over has been offset or expires

-------------------------------------------------------------------------------
18   AXP GLOBAL GROWTH FUND -- ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                              2001         2000         1999         1998          1997
Net asset value, beginning of period                    $ 8.74       $ 9.18        $7.80        $6.90         $7.12
                                                        ------       ------        -----        -----         -----
Income from investment operations:
Net investment income (loss)                               .02         (.02)         .02          .02           .03
Net gains (losses) (both realized and unrealized)        (2.71)         .58         1.78         1.12           .39
                                                         -----          ---         ----         ----           ---
Total from investment operations                         (2.69)         .56         1.80         1.14           .42
                                                         -----          ---         ----         ----           ---
Less distributions:
Dividends from and in
     excess of net investment income                      (.02)        (.04)        (.05)         (.06)        (.22)
Distributions from realized gains                        (1.34)        (.96)        (.37)         (.18)        (.42)
                                                         -----         ----         ----          ----         ----
Total distributions                                      (1.36)       (1.00)        (.42)         (.24)        (.64)
                                                         -----        -----         ----          ----         ----
Net asset value, end of period                          $ 4.69       $ 8.74        $9.18        $7.80         $6.90
                                                        ------       ------        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                   $714       $1,356       $1,260         $962          $889
                                                          ----       ------       ------         ----          ----
Ratio of expenses to average daily net assets(c)         1.18%        1.22%        1.25%        1.22%         1.27%
                                                         ----         ----         ----         ----          ----
Ratio of net investment income (loss)
     to average daily net assets                          .39%        (.21%)        .14%         .35%          .60%
                                                          ---         ----          ---          ---           ---
Portfolio turnover rate
     (excluding short-term securities)                    218%         131%          83%          80%          199%
                                                          ---          ---           --           --           ---
Total return(e)                                        (34.83%)       4.74%       23.59%       17.00%         6.22%
                                                       ------         ----        -----        -----          ----
Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                              2001         2000         1999         1998          1997
Net asset value, beginning of period                    $ 8.53        $9.01        $7.68        $6.79         $7.05
                                                        ------        -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                              (.02)        (.08)        (.05)          --            --
Net gains (losses) (both realized and unrealized)        (2.64)         .56         1.75         1.08           .35
                                                         -----          ---         ----         ----           ---
Total from investment operations                         (2.66)         .48         1.70         1.08           .35
                                                         -----          ---         ----         ----           ---
Less distributions:
Dividends from and in
     excess of net investment income                        --           --           --          (.01)        (.19)
Distributions from realized gains                        (1.34)        (.96)        (.37)         (.18)        (.42)
                                                         -----         ----         ----          ----         ----
Total distributions                                      (1.34)        (.96)        (.37)         (.19)        (.61)
                                                         -----         ----         ----          ----         ----
Net asset value, end of period                          $ 4.53        $8.53        $9.01        $7.68         $6.79
                                                        ------        -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                   $309         $575         $464         $295          $222
                                                          ----         ----         ----         ----          ----
Ratio of expenses to average daily net assets(c)         1.95%        1.98%        2.02%        1.99%         2.03%
                                                         ----         ----         ----         ----          ----
Ratio of net investment income (loss)
     to average daily net assets                         (.38%)       (.95%)       (.62%)        (.40%)       (.18%)
                                                         ----         ----         ----          ----         ----
Portfolio turnover rate
     (excluding short-term securities)                    218%         131%          83%          80%          199%
                                                          ---          ---           --           --           ---
Total return(e)                                        (35.38%)       3.89%       22.66%       16.13%         5.40%
                                                       ------         ----        -----        -----          ----

See accompanying notes to financial highlights.

-------------------------------------------------------------------------------
19   AXP GLOBAL GROWTH FUND -- ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                              2001         2000(b)
Net asset value, beginning of period                    $ 8.54       $ 9.57
                                                        ------       ------
Income from investment operations:
Net investment income (loss)                              (.02)        (.01)
Net gains (losses) (both realized and unrealized)        (2.64)       (1.02)
                                                         -----        -----
Total from investment operations                         (2.66)       (1.03)
                                                         -----        -----
Less distributions:
Dividends from and in
     excess of net investment income                      (.02)         .00
Distributions from realized gains                        (1.34)          --
                                                         -----          ---
Total distributions                                      (1.36)         .00
                                                         -----          ---
Net asset value, end of period                          $ 4.52       $ 8.54
                                                        ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                     $1           $1
                                                            --           --
Ratio of expenses to average daily net assets(c)         1.95%        1.98%(d)
                                                         ----         ----
Ratio of net investment income (loss)
     to average daily net assets                         (.42%)      (1.15%)(d)
                                                         ----        -----
Portfolio turnover rate
     (excluding short-term securities)                    218%         131%
                                                          ---          ---
Total return(e)                                        (35.37%)     (10.76%)
                                                       ------       ------

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                              2001         2000         1999         1998          1997
Net asset value, beginning of period                    $ 8.76       $ 9.20        $7.81        $6.91         $7.13
                                                        ------       ------        -----        -----         -----
Income from investment operations:
Net investment income (loss)                               .04         (.01)         .03          .02           .03
Net gains (losses) (both realized and unrealized)        (2.73)         .58         1.78         1.13           .40
                                                         -----          ---         ----         ----           ---
Total from investment operations                         (2.69)         .57         1.81         1.15           .43
                                                         -----          ---         ----         ----           ---
Less distributions:
Dividends from and in
     excess of net investment income                      (.03)        (.05)        (.05)        (.07)         (.23)
Distributions from realized gains                        (1.34)        (.96)        (.37)        (.18)         (.42)
                                                         -----         ----         ----         ----          ----
Total distributions                                      (1.37)       (1.01)        (.42)        (.25)         (.65)
                                                         -----        -----         ----          ----         ----
Net asset value, end of period                          $ 4.70       $ 8.76        $9.20        $7.81         $6.91
                                                        ------       ------        -----        -----         -----

Ratios/supplemental data
Net assets, end of period (in millions)                    $12          $20          $26          $23           $21
                                                           ---          ---          ---          ---           ---
Ratio of expenses to average daily net assets(c)         1.01%        1.05%        1.13%        1.15%         1.15%
                                                         ----         ----         ----         ----          ----
Ratio of net investment income (loss)
     to average daily net assets                          .55%        (.06%)        .24%         .41%          .72%
                                                          ---         ----          ---          ---           ---
Portfolio turnover rate
     (excluding short-term securities)                    218%         131%          83%          80%          199%
                                                          ---          ---           --           --           ---
Total return(e)                                        (34.78%)       4.86%       23.86%       17.10%         6.34%
                                                       ------         ----        -----        -----          ----

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.

-------------------------------------------------------------------------------
20   AXP GLOBAL GROWTH FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS
WORLD TRUST
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of World Growth Portfolio (a series of World Trust) as of October 31, 2001, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended October 31, 2001. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of World Growth Portfolio as of October 31, 2001, and the results of its operations and the changes in its net assets for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Minneapolis, Minnesota

December 7, 2001

-------------------------------------------------------------------------------
21   AXP GLOBAL GROWTH FUND -- ANNUAL REPORT

Financial Statements
Statement of assets and liabilities
World Growth Portfolio

Oct. 31, 2001
Assets
Investments in securities, at value (Note 1)
   (identified cost $1,054,204,244)                                                         $  965,813,263
Cash in bank on demand deposit (including foreign currency holdings of $32,785,468)             32,814,046
Dividends and accrued interest receivable                                                        1,618,156
Receivable for investment securities sold                                                       65,362,289
                                                                                                ----------
Total assets                                                                                 1,065,607,754
                                                                                             -------------
Liabilities
Payable for investment securities purchased                                                     29,845,586
Accrued investment management services fee                                                          21,927
Other accrued expenses                                                                              91,487
                                                                                                    ------
Total liabilities                                                                               29,959,000
                                                                                                ----------
Net assets                                                                                  $1,035,648,754
                                                                                            ==============

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
22   AXP GLOBAL GROWTH FUND -- ANNUAL REPORT

Statement of operations
World Growth Portfolio

Year ended Oct. 31, 2001
Investment income
Income:
Dividends                                                                                    $  20,302,613
Interest                                                                                         3,403,874
   Less foreign taxes withheld                                                                  (1,000,502)
                                                                                               ----------
Total income                                                                                    22,705,985
                                                                                                ----------
Expenses (Note 2):
Investment management services fee                                                               8,625,604
Compensation of board members                                                                       13,410
Custodian fees                                                                                     254,303
Audit fees                                                                                          24,500
Other                                                                                               26,273
                                                                                                    ------
Total expenses                                                                                   8,944,090
   Earnings credits on cash balances (Note 2)                                                       (7,861)
                                           -                                                       ------
Total net expenses                                                                               8,936,229
                                                                                                 ---------
Investment income (loss) -- net                                                                 13,769,756
                                                                                                ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                             (498,237,701)
   Foreign currency transactions                                                                 1,259,529
                                                                                                 ---------
Net realized gain (loss) on investments                                                       (496,978,172)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                         (141,579,705)
                                                                                              ------------
Net gain (loss) on investments and foreign currencies                                         (638,557,877)
                                                                                              ------------
Net increase (decrease) in net assets resulting from operations                              $(624,788,121)
                                                                                             =============

Statements of changes in net assets
World Growth Portfolio

Year ended Oct. 31,                                                                 2001              2000
Operations
Investment income (loss) -- net                                           $   13,769,756    $    5,848,733
Net realized gain (loss) on investments                                     (496,978,172)      292,038,542
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies     (141,579,705)     (220,841,583)
                                                                            ------------      ------------
Net increase (decrease) in net assets resulting from operations             (624,788,121)       77,045,692
Net contributions (withdrawals) from partners                               (291,461,979)      123,707,698
                                                                            ------------       -----------
Total increase (decrease) in net assets                                     (916,250,100)      200,753,390
Net assets at beginning of year                                            1,951,898,854     1,751,145,464
                                                                           -------------     -------------
Net assets at end of year                                                 $1,035,648,754    $1,951,898,854
                                                                          ==============    ==============

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
23   AXP GLOBAL GROWTH FUND -- ANNUAL REPORT

Notes to Financial Statements

World Growth Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
World Growth Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio seeks to provide long-term capital growth by investing primarily in equity securities of companies throughout the world. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

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24   AXP GLOBAL GROWTH FUND -- ANNUAL REPORT

Futures transactions
To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including level-yield amortization of premium and discount, is accrued daily.

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25   AXP GLOBAL GROWTH FUND -- ANNUAL REPORT

2. FEES AND EXPENSES
The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.8% to 0.675% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Global Growth Fund to the Lipper Global Funds Index. The maximum adjustment is 0.12% of the Portfolio's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $2,157,189 for the year ended Oct. 31, 2001.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

AEFC has a Sub-investment Advisory Agreement with American Express Asset Management International Inc. (International), a wholly-owned subsidiary of AEFC.

During the year ended Oct. 31, 2001, the Portfolio's custodian fees were reduced by $7,861 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,983,139,485 and $3,160,023,415, respectively, for the year ended Oct. 31, 2001. For the same period, the portfolio turnover rate was 218%. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $180,226 for the year ended Oct. 31, 2001. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Portfolio's financial position, results of operations or changes in its net assets.

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26   AXP GLOBAL GROWTH FUND -- ANNUAL REPORT

Investments in Securities
World Growth Portfolio
Oct. 31, 2001
(Percentages represent value of investments compared to net assets)

Common stocks (89.7%)(c)
Issuer                                Shares                   Value(a)

Australia (--%)
Financial services
Westfield Holdings                    42,191                   $361,348

Bermuda (2.7%)
Multi-industry conglomerates
Tyco Intl                            563,600                 27,695,304

Finland (0.8%)
Communications equipment & services
Nokia                                392,335                  8,208,925

France (2.2%)
Energy (0.7%)
Total Fina ELF                        48,839                  6,862,326

Indexes (1.5%)
StreetTRACKS MSCI
     Pan Euro ETF                    174,233(b)              15,787,319

Germany (3.0%)
Banks and savings & loans (0.7%)
Deutsche Bank                        135,005                  7,494,144

Computers & office equipment (0.5%)
SAP                                   52,416                  5,429,273

Insurance (1.8%)
Allianz                               56,503                 13,316,462
Muenchener Rueckversicherungs-
     Gesellschaft                     19,044                  5,025,807
Total                                                        18,342,269

Hong Kong (0.8%)
Financial services
Cheung Kong Holdings               1,008,000                  8,529,231

Italy (0.5%)
Insurance
Assicurazioni Generali               191,193                  5,243,717

Japan (6.5%)
Automotive & related (1.2%)
Honda Motor                          154,300                  5,533,900
Toyota Motor                         284,000                  6,890,895
Total                                                        12,424,795

Banks and savings & loans (0.4%)
Orix                                  46,600                  4,077,333

Chemicals (0.4%)
Sumitomo Chemical                  1,100,000                  4,196,724

Computers & office equipment (0.6%)
Canon                                229,000                  6,660,186

Electronics (0.6%)
Hitachi                              438,000                  2,987,868
Nintendo                              19,000                  2,930,599
Total                                                         5,918,467

Financial services (0.3%)
Nomura Holdings                      216,000                  2,841,060

Health care services (0.3%)
Yamanouchi Pharmaceutical            114,000                  3,380,744

Household products (0.5%)
Kao ADR                              227,000                  5,378,048

Media (0.5%)
Sony                                 135,800                  5,136,669

Miscellaneous (0.6%)
Mitsubishi Estate                    605,000                  5,916,302

Multi-industry conglomerates (0.8%)
Mitsubishi                           524,000                  4,015,456
Secom                                 77,000                  4,007,108
Total                                                         8,022,564

Utilities -- telephone (0.3%)
NTT DoCoMo                               244                  3,309,015

Mexico (1.0%)
Retail
Wal-Mart de Mexico                 4,253,053                 10,122,376

Netherlands (0.8%)
Insurance
ING Groep                            339,394                  8,467,670

Singapore (0.5%)
Banks and savings & loans
United Overseas Bank                 837,000                  4,679,822

See accompanying notes to investments in securities.

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27   AXP GLOBAL GROWTH FUND -- ANNUAL REPORT

Issuer                                Shares                   Value(a)

South Korea (1.0%)
Electronics
Samsung Electronics                   73,930                 $9,904,907

Spain (2.3%)
Banks and savings & loans (0.5%)
Banco Santander
     Central Hispano                 658,536                  5,071,374

Utilities -- telephone (1.8%)
Telefonica                         1,598,217                 19,203,110

Switzerland (4.2%)
Banks and savings & loans (1.4%)
UBS                                  311,744                 14,499,943

Food (1.7%)
Nestle                                85,538                 17,758,211

Health care (1.1%)
Novartis                             313,266                 11,731,408

United Kingdom (9.9%)
Banks and savings & loans (2.8%)
Barclays                             118,999                  3,582,347
HSBC Holdings                      1,745,219                 19,124,374
Lloyds TSB Group                     609,455                  6,151,134
Total                                                        28,857,855

Communications equipment & services (2.5%)
GlaxoSmithKline                      958,838                 25,797,106

Energy (0.7%)
BP                                   842,147                  6,797,276

Media (0.9%)
British Sky Broadcasting Group       336,799(b)               3,771,513
WPP Group                            563,310                  5,099,655
Total                                                         8,871,168

Utilities -- telephone (3.0%)
British Telecommunications         2,080,125                 10,527,438
Vodafone Group                     9,408,082                 21,754,658
Total                                                        32,282,096

United States (53.4%)
Banks and savings & loans (1.2%)
U.S. Bancorp                         723,600                 12,865,608

Beverages & tobacco (1.7%)
Coca-Cola                            359,100                 17,193,708

Computer software & services (5.3%)
Microsoft                            778,138(b)              45,248,725
Oracle                               711,900(b)               9,653,364
Total                                                        54,902,089

Computers & office equipment (7.8%)
AOL Time Warner                      503,900(b)              15,726,719
Cisco Systems                        454,216(b)               7,685,335
Dell Computer                        839,372(b)              20,128,141
Intl Business Machines               345,400                 37,327,378
Total                                                        80,867,573

Electronics (4.5%)
Intel                                951,700                 23,240,515
Micron Technology                    272,700(b)               6,206,652
Texas Instruments                    613,700                 17,177,463
Total                                                        46,624,630

Energy (0.5%)
ChevronTexaco                         58,500                  5,180,175

Financial services (5.4%)
Citigroup                            656,333                 29,876,278
Fannie Mae                           230,834                 18,688,321
Goldman Sachs Group                   89,200                  6,971,872
Total                                                        55,536,471

Food (2.4%)
Kraft Foods Cl A                     742,900                 25,072,875

Health care (15.7%)
Abbott Laboratories                  598,600                 31,713,828
American Home Products               566,714                 31,639,643
Amgen                                120,400(b)               6,841,128
Medtronic                            369,800                 14,902,940
Merck & Co                           272,800                 17,407,368
Pfizer                               897,490                 37,604,831
Pharmacia                            566,600                 22,958,632
Total                                                       163,068,370

Insurance (1.1%)
American Intl Group                  145,997                 11,475,364

Media (0.8%)
Interpublic Group of Companies       349,700                  7,850,765

Multi-industry conglomerates (2.7%)
General Electric                     774,300                 28,192,263

See accompanying notes to investments in securities.

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28   AXP GLOBAL GROWTH FUND -- ANNUAL REPORT

Issuer                                Shares                   Value(a)

United States (cont.)
Retail (3.4%)
Home Depot                           405,500                $15,502,265
Wal-Mart Stores                      378,500                 19,454,900
Total                                                        34,957,165

Utilities -- telephone (0.9%)
Sprint (PCS Group)                   432,700(b)               9,649,210

Total common stocks
(Cost: $1,017,084,452)                                     $928,696,351


Short-term securities (3.6%)
Issuer                     Annualized          Amount          Value(a)
                        yield on date      payable at
                          of purchase        maturity

U.S. government agencies (3.4%)
Federal Home Loan Bank Disc Nt
     12-19-01                2.29%         $8,100,000        $8,074,312
Federal Home Loan Mtge Corp Disc Nts
     11-06-01                2.70           4,600,000         4,597,930
     12-26-01                2.11           6,300,000         6,279,420
Federal Natl Mtge Assn Disc Nts
     11-30-01                2.19           5,000,000         4,990,875
     12-04-01                2.32           9,500,000         9,479,274
     12-06-01                2.29           2,100,000         2,095,212
Total                                                        35,517,023

Commercial paper (0.2%)
Utilities -- telephone
Unilever Capital
     11-01-01                2.50           1,600,000(d)      1,599,889

Total short-term securities
(Cost: $37,119,792)                                         $37,116,912

Total investments in securities
(Cost: $1,054,204,244)(e)                                  $965,813,263

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b)  Non-income producing.
(c)  Foreign security values are stated in U.S. dollars.
(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.
(e) At Oct. 31, 2001, the cost of securities for federal income tax purposes was $1,069,898,584 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                   $  21,817,290
Unrealized depreciation                                    (125,902,611)
                                                           ------------
Net unrealized depreciation                               $(104,085,321)
                                                          -------------

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29   AXP GLOBAL GROWTH FUND -- ANNUAL REPORT

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Global Growth Fund
Fiscal year ended Oct. 31, 2001

Class A
Income distribution taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 21, 2000                                                  $0.09805

Capital gain distribution taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 21, 2000                                                  $1.26543
Total distributions                                            $1.36348

The distribution of $1.36348 per share, payable Dec. 21, 2000, consisted of $0.02090 derived from net investment income, $0.07715 from net short-term capital gains (a total of $0.09805 taxable as dividend income) and $1.26543 from net long-term capital gains.

Class B
Income distribution taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 21, 2000                                                  $0.07715

Capital gain distribution taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 21, 2000                                                  $1.26543

Total distributions                                            $1.34258

The distribution of $1.34258 per share, payable Dec. 21, 2000, consisted of $0.07715 from net short-term capital gains and $1.26543 from net long-term capital gains.

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30   AXP GLOBAL GROWTH FUND -- ANNUAL REPORT

Class C
Income distribution taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 21, 2000                                                  $0.09847

Capital gain distribution taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 21, 2000                                                  $1.26543
Total distributions                                            $1.36390

The distribution of $1.36390 per share, payable Dec. 21, 2000, consisted of $0.02132 derived from net investment income, $0.07715 from net short-term capital gains (a total of $0.09847 taxable as dividend income) and $1.26543 from net long-term capital gains.

Class Y
Income distribution taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 21, 2000                                                  $0.10740

Capital gain distribution taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 21, 2000                                                  $1.26543
Total distributions                                            $1.37283

The distribution of $1.37283 per share, payable Dec. 21, 2000, consisted of $0.03025 derived from net investment income, $0.07715 from net short-term capital gains (a total of $0.10740 taxable as dividend income) and $1.26543 from net long-term capital gains.

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31   AXP GLOBAL GROWTH FUND -- ANNUAL REPORT

AXP Global Growth Fund                                           PRSRT STD AUTO
70100 AXP Financial Center                                        U.S. POSTAGE
Minneapolis, MN 55474                                                 PAID
                                                                    AMERICAN
americanexpress.com                                                  EXPRESS

Ticker Symbol
Class A: IGLGX        Class B: IDGBX
Class C: N/A          Class Y: IDGYX

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                          (logo)
                                                                        AMERICAN
                                                                         EXPRESS
                                                                S-6334 U (12/01)